UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

POZEN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31719	62-1657552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1414 Raleigh Road, Suite 400
Chapel Hill, North Carolina	27517
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 913-1030

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.02                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Mark Glickman

On June 19, 2015, the Board approved the appointment of Mark Glickman as Chief Commercial Officer of the Company, with the intention of Mr. Glickman being appointed Chief Commercial Officer of Aralez upon completion of the previously disclosed merger transaction among the Company and Tribute.

On June 22, 2015, the Company entered into an executive employment agreement (the “Glickman Employment Agreement”) with Mr. Glickman, for an initial term of three (3) years.  Under the Glickman Employment Agreement, Mr. Glickman will receive (i) an annual base salary of $385,000, with annual increases, if any, to be made based on performance and in the sole discretion of the Compensation Committee; (ii) an Annual Cash Bonus, based on performance, payable in the discretion of the Compensation Committee, with a targeted amount of 45% of Mr. Glickman’s base salary; (iii) Annual Equity Awards under the Company’s Equity Plan with a target value of not less than 150% of Mr. Glickman’s base salary; (iv) a Sign-On Award in the form of 29,137 RSUs to be awarded under the Equity Plan, which shall vest on an annual basis ratably over four (4) years; and (v) a Signing Bonus of $200,00 to be paid as a lump sum, less all applicable taxes and payroll deductions, on the first payroll date following the thirtieth (30th) day after Mr. Glickman becomes an employee of the Company, provided that Mr. Glickman remains an employee of the Company on such date. Mr. Glickman will also participate in standard benefits offered to executive employees generally and under terms of plans pursuant to which benefits are provided.

In accordance with the Glickman Employment Agreement, the 2015 Annual Cash Bonus is guaranteed at no less than $173,250, prorated for the portion of 2015 during which Mr. Glickman is employed by the Company.

In addition, the Glickman Employment Agreement provides for benefits if Mr. Glickman’s employment is terminated under certain circumstances.  In the event the Company terminates Mr. Glickman’s employment without Cause or if he voluntarily terminates his employment for Good Reason, Mr. Glickman will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) an amount, payable in twelve (12) equal monthly installments, equal to the sum of (x) one times (1x) his base salary in effect immediately prior to the Termination Date and (y) one times (1x) the average Annual Cash Bonus paid over the previous two (2) years, provided that if Mr. Glickman is not employed for a sufficient time to have received an Annual Cash Bonus, such calculation will assume that a target Annual Cash Bonus was paid; (iii) reimbursement for the monthly COBRA costs of continued coverage during the twelve (12) month period following the Termination Date, less the amount Mr. Glickman would be required to contribute for such coverage if he had remained an active employee during such period; and (v) acceleration of the vesting of all equity and equity-based awards that would otherwise vest in the twelve (12) month period following the Termination Date.

In the event that, within twelve (12) months of a Change in Control, Mr. Glickman terminates his employment for Good Reason or the Company terminates Mr. Glickman’s employment without Cause, Mr. Glickman will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) a lump sum cash amount, payable on the sixtieth (60th) day following the Termination Date, equal to two times (2x)  his base salary in effect immediately prior to the Termination Date; (iii) a lump sum cash amount, payable on the sixtieth (60th) day following the Termination Date, equal to two times (2x) the greater of (x) the average Annual Cash Bonus received for each of the preceding two (2) years and (y) the Annual Cash Bonus received during the preceding year, provided that if Mr. Glickman is not employed for a sufficient time to have received an Annual Cash Bonus, such calculation will assume that a target Annual Cash Bonus was paid; continuation of medical benefits for a period of twenty-four (24) months following the Termination Date, or, if the Company (or Aralaz, as applicable) cannot provide such benefits, a cash payment payable within sixty (60) days following the date on which the Company (or Aralaz, as applicable) becomes unable to provide such benefits, in an amount equal to the fair market value of the benefits which were to be provided; and (v) immediate and full vesting of all outstanding equity or equity-based awards.

Appointment of Eric Trachtenberg

On June 19, 2015, the Board approved the appointment of Eric Trachtenberg as Deputy General Counsel of the Company, with the intention of Mr. Trachtenberg being appointed General Counsel of Aralez upon completion of the previously disclosed merger transaction among the Company and Tribute, or, if the merger transaction does not take place, the General Counsel of the Company.

On June 22, 2015, the Company entered into an executive employment agreement (the “Trachtenberg Employment Agreement”) with Mr. Trachtenberg, for an initial term of three (3) years.  Under the Trachtenberg Employment Agreement, Mr. Trachtenberg will receive (i) an annual base salary of $350,000, with annual increases, if any, to be made based on performance and in the sole discretion of the Board; (ii) an Annual Cash Bonus, based on performance, payable in the discretion of the Compensation Committee, with a targeted amount of 40% of Mr. Trachtenberg’s base salary; (iii) Annual Equity Awards under the Company’s Equity Plan with a target value of not less than 125% of Mr. Trachtenberg’s base salary; (iv) a Sign-On Award in the form of 25,000 RSUs, which shall vest on an annual basis ratably over four (4) years and (v) a Signing Bonus of $150,000 to be paid as a lump sum, less all applicable taxes and payroll deductions on the first payroll date following the thirtieth (30th) day after Mr. Trachtenberg becomes an employee of the Company, provided that Mr. Trachtenberg remains an employee of the Company on such date. Mr. Trachtenberg will also participate in standard benefits offered to executive employees generally and under terms of plans pursuant to which benefits are provided.

In accordance with the Trachtenberg Employment Agreement, the 2015 Annual Cash Bonus is guaranteed at no less than $140,000, prorated for the portion of 2015 during which Mr. Trachtenberg is employed by the Company.

In addition, the Trachtenberg Employment Agreement provides for benefits if Mr. Trachtenberg’s employment is terminated under certain circumstances.  In the event the Company terminates Mr. Trachtenberg’s employment without Cause or if he voluntarily terminates his employment for Good Reason, Mr. Trachtenberg will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) an amount, payable in twelve (12) equal monthly installments, equal to the sum of (x) one times (1x) his base salary in effect immediately prior to the Termination Date and (y) one times (1x) the average Annual Cash Bonus paid over the previous two (2) years, provided that if Mr. Trachtenberg is not employed for a sufficient time to have received an Annual Cash Bonus, such calculation will assume that a target Annual Cash Bonus was paid; (iii) reimbursement for the monthly COBRA costs of continued coverage during the twelve (12) month period following the Termination Date, less the amount Mr. Trachtenberg would be required to contribute for such coverage if he had remained an active employee during such period; and (v) acceleration of the vesting of all equity and equity-based awards that would otherwise vest in the twelve (12) month period following the Termination Date.

In the event that, within twelve (12) months of a Change in Control, Mr. Trachtenberg terminates his employment for Good Reason or the Company terminates Mr. Trachtenberg’s employment without Cause, Mr. Trachtenberg will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) a lump sum cash amount, payable on the sixtieth (60th) day following the Termination Date, equal to two times (2x) his base salary in effect immediately prior to the Termination Date; (iii) a lump sum cash amount, payable on the sixtieth (60th) day following the Termination Date, equal to two times (2x) the greater of (x) the average Annual Cash Bonus received for each of the preceding two (2) years and (y) the Annual Cash Bonus received during the preceding year, provided that if Mr. Trachtenberg is not employed for a sufficient time to have received an Annual Cash Bonus, such calculation will assume that a target Annual Cash Bonus was paid; continuation of medical benefits for a period of twenty-four (24) months following the Termination Date, or, if the Company (or Aralaz, as applicable) cannot provide such benefits, a cash payment payable within sixty (60) days following the date on which the Company (or Aralaz, as applicable) becomes unable to provide such benefits, in an amount equal to the fair market value of the benefits which were to be provided; and (v) immediate and full vesting of all outstanding equity or equity-based awards.

Appointment of Jennifer Armstrong

On June 19, 2015, the Board approved the appointment of Jennifer Armstrong as Executive Vice President, Human Resources and Administration of the Company, with the intention Ms. Armstrong being appointed Executive Vice President, Human Resources and Administration of Aralez upon completion of the previously disclosed merger transaction among the Company and Tribute.

On June 22 2015, the Company entered into an executive employment agreement (the “Armstrong Employment Agreement”) with Ms. Armstrong for an initial term of three (3) years. Under the Armstrong Employment Agreement, Ms. Armstrong will receive (i) an annual base salary of $300,000, with annual increases, if any, to be made based on performance and in the sole discretion of the Compensation Committee; (ii) an Annual Cash Bonus, based on performance, payable in the discretion of the Compensation Committee, with a targeted amount of 40% of Ms. Armstrong’s base salary; (iii) Annual Equity Awards under the Company’s Equity Plan with a target value of not less than 100% of Ms. Armstrong’s base salary; (iv) a Sign-On Award in the form of 21,853 RSUs, which vest on an annual basis ratably over four (4) years and (v) a Signing Bonus of $100,000 to be paid as a lump sum, less all applicable taxes and payroll deductions on the first payroll date following the thirtieth (30th) day after Ms. Armstrong becomes an employee of the Company, provided that Ms. Armstrong remains an employee of the Company on such date. Ms. Armstrong will also participate in standard benefits offered to executive employees generally and under terms of plans pursuant to which benefits are provided.

In accordance with the Armstrong Employment Agreement, the 2015 Annual Cash Bonus is guaranteed at no less than $120,000, prorated for the portion of 2015 during which Ms. Armstrong is employed by the Company.

In addition, the Armstrong Employment Agreement provides for benefits if Ms. Armstrong’s employment is terminated under certain circumstances.  In the event the Company terminates Ms. Armstrong employment without Cause or if she voluntarily terminates her employment for Good Reason, Ms. Armstrong will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) an amount, payable in twelve (12) equal monthly installments, equal to the sum of (x) one times (1x) her base salary in effect immediately prior to the Termination Date and (y) one times (1x) the average Annual Cash Bonus paid over the previous two (2) years, provided that if Ms. Armstrong is not employed for a sufficient time to have received an Annual Cash Bonus, such calculation will assume that a target Annual Cash Bonus was paid; (iii) reimbursement for the monthly COBRA costs of continued coverage during the twelve (12) month period following the Termination Date, less the amount Ms. Armstrong would be required to contribute for such coverage if she had remained an active employee during such period; and (v) acceleration of the vesting of all equity and equity-based awards that would otherwise vest in the twelve (12) month period following the Termination Date.

In the event that, within twelve (12) months of a Change in Control, Ms. Armstrong terminates her employment for Good Reason or the Company terminates Ms. Armstrong’s employment without Cause, Ms. Armstrong will receive (i) accrued but unpaid base salary and vacation through the Termination Date; (ii) a lump sum cash amount, payable on the sixtieth (60th) day following the Termination Date, equal to two times (2x) her base salary in effect immediately prior to the Termination Date; (iii) a lump sum cash amount, payable on the sixtieth (60th) day following the Termination Date, equal to two times (2x) the greater of (x) the average Annual Cash Bonus received for each of the preceding two (2) years and (y) the Annual Cash Bonus received during the preceding year, provided that if Ms. Armstrong is not employed for a sufficient time to have received an Annual Cash Bonus, such calculation will assume that a target Annual Cash Bonus was paid; continuation of medical benefits for a period of twenty-four (24) months following the Termination Date, or, if the Company (or Aralaz, as applicable) cannot provide such benefits, a cash payment payable within sixty (60) days following the date on which the Company (or Aralaz, as applicable) becomes unable to provide such benefits, in an amount equal to the fair market value of the benefits which were to be provided; and (v)  immediate and full vesting of all outstanding equity or equity-based awards.

The foregoing descriptions of the above executive employment agreements are qualified in their entirety by reference to the full text of each executive employment agreement, which will be filed with the Company’s next quarterly filing on Form 10-Q.  Capitalized terms used herein without definition have the meanings given such terms in the applicable executive employment agreement.

POZEN Inc. Employee Severance Plan

On June 19, 2015, the Board also adopted the POZEN Inc. Employee Severance Plan and Summary Plan Description (the “Plan”) to provide severance benefits to eligible employees of the Company whose employment is terminated involuntarily under certain circumstances.  The Plan is effective as of June 19, 2015.  All employees, including the Company’s executive officers, employed by the Company as of March 31, 2015 are covered by the Plan.

Under the terms of the Plan, an employee will be eligible to receive severance benefits if the following requirements are met:
•	The termination of employment is involuntary;
•	The termination of employment is not due to the retirement, death or disability of the employee;
•	The termination of employment is not for Cause;
•	The employee has not agreed in writing to waive severance benefits under the Plan or otherwise payable by the Company;
•
The employee has signed a Separation Agreement effective within sixty (60) days of his or her termination which provides, among other provisions, for a full, general release of claims against the Company; and

•	The employee has returned all property and equipment belonging to the Company.

The following benefits are payable to eligible employees under the Plan:
•	Severance payments equal to twelve (12) months of the employee’s base salary, payable in installments;
•	A bonus payment equal to 100% of the employee’s target bonus;
•	Payment of the employer and employee premiums for COBRA coverage for a period of twelve (12) months for non-executive officers and eighteen (18) months for executive officers; and
•	An extension of time to exercise vested stock options to the earlier of (i) two (2) years from the date of termination and (ii) the expiration of the stock option.

All payments and benefits under the Plan are intended to comply with or be exempt from, Section 409A of the Internal Revenue Code of 1986.

A copy of the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan. Capitalized terms used above without definition have the meanings given such terms in the Plan.

Retention Program

In addition to approving the Plan, on June 19, 2015, the Board also approved a retention program designed to retain current employees so they can complete critical activities and transition their duties to new Aralez employees after the completion of the pending merger of the Company and Tribute.  All legacy employees, including the Company’s executive officers, will be eligible to participate in the retention program.  Each employee will receive a cash retention payment upon execution of a retention agreement acceptable to the Company (a “Retention Agreement”).  Pursuant to the Retention Agreement, each employee will also be eligible to receive a performance bonus (“Performance Bonus”) on a payout date to be determined by the Company for each employee if the Company, in its sole discretion, determines that the performance conditions specified in the employee’s bonus agreement have been met.

The performance conditions for the Performance Bonuses of each of the Company’s executive officers are as follows:

Mr. Hodges’ Performance Bonus is conditioned upon him assisting in the financial and accounting activities related to the Company’s merger with Tribute, and leading the Company’s U.S. finance and accounting operations through the end of the Company’s fiscal year and completing the 2015 audit.  In addition, he will assist in the developing new accounting and compliance systems for Aralez and transition all of his duties to Mr. Charles by April 1, 2016.

Ms. Thomas’ Performance Bonus is conditioned up her assisting in the legal activities related to the Company’s merger with Tribute and transitioning all of her duties to Mr. Trachtenberg by October 1, 2015.

Dr. Fort’s Performance Bonus is conditioned upon him leading the efforts to obtain approval of YOSPRALA 32540 and YOSPRALA 8140, preparing regulatory filings for certain of the Company’s products outside of the United States, completing the qualification of a second active ingredient supplier, working with the Chief Commercial Officer to develop FDA-compliant marketing materials, and transitioning his duties to an appropriate employee or employees at Aralez no later than December 31, 2016.

Mr. McNamara’s Performance Bonus is conditioned upon his assisting in activities related to the Company’s merger with Tribute, advancing specified corporate development priorities, and transitioning his duties to an appropriate employee at Aralez no later than January 31, 2016.

The severance and retention compensation approved by the Board for the Company’s executive officers is set forth in the following table:

Executive Officer	Initial Retention Payment	Performance-based Retention
John Fort	$200,000	$200,000
William Hodges	$240,000	$240,000
Gilda Thomas	$160,000	$160,000
Dennis McNamara	$100,000	$100,000

A copy of the Form of Retention Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)Exhibits

Exhibit No.    Description
10.1      POZEN Inc. Employee Severance Plan and Summary Plan Description
10.2       Form of Retention Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2015	POZEN INC.

	By:	/s/ William L. Hodges
William L. Hodges
Chief Financial Officer